UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 8, 2022
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2055 Sugarloaf Circle, Suite 300
Duluth, GA 30097
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Richard T. Winters Transition
On August 5, 2022, Fox Factory, Inc. (“Fox Inc.”), a wholly owned subsidiary of Fox Factory Holding Corp. (the “Company”), and Mr. Richard T. Winters agreed to a transition plan whereby Mr. Winters would step down from his role as President, Powered Vehicles Group and transition to a Senior Executive Advisor role. Mr. Winters’ transition from such role is not the result of any dispute or disagreement with Fox Inc., the Company or the Board of Directors (the “Board”) of the Company on any matter relating to the operations, policies or practices of the Company or the Board.
In connection with the transition plan, Fox Inc. and Mr. Winters entered into a Second Amendment to the Employment Agreement, dated June 29, 2019, by and between Fox Inc. and Mr. Winters, with an effective date of August 8, 2022 (the “Second Amendment”). Pursuant to the Second Amendment, Mr. Winters will remain an employee of Fox Inc. in such capacity as is determined, from time to time, by Fox Inc.’s Chief Executive Officer (the “CEO”) and shall have the title of Senior Executive Advisor. In exchange for such services, Mr. Winter’s base salary shall be $225,000 per annum, paid in accordance with Fox Inc.’s customary payroll practices and he will not be eligible to receive any future performance bonuses or otherwise receive any future awards of restricted stock or any other equity awards.
The foregoing summary of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the complete text of the Second Amendment, attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description
10.1	Second Amendment to the Employment Agreement, effective as of August 5, 2022, between Richard T. Winters and Fox Factory, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	August 8, 2022	By:	/s/ Michael C. Dennison

Michael C. Dennison
Chief Executive Officer